                                                                    EXHIBIT 24.1

                                POWER OF ATTORNEY

         I hereby constitute and appoint Gerald J. Kitchen and Peter C. McGuire, and each of them separately, as my true and lawful attorneys-in-fact and agents, with full power of substitution, for me and in my name, in any and all capacities, to sign on my behalf an amendment to each of the following Registration Statements: (i) Form S-8 for the Century Aluminum Company Amended and Restated 1996 Stock Incentive Plan, SEC File No. 333-15689 (the "Incentive Plan S-8"); (ii) Form S-8 for the Century Aluminum of West Virginia, Inc./United Steelworkers of America Savings Plan (formerly, the Ravenswood Aluminum Corporation/United Steelworkers of America Savings Plan), SEC File No. 333-28827 (the "Savings Plan S-8"); and (iii) Form S-8 for the Century Aluminum 401(k) Plan (formerly, the Ravenswood Aluminum Corporation Salaried Employee Defined Contribution Retirement Plan), SEC File No. 333-07239 (the "401(k) Plan S-8" together with the Incentive Plan S-8 and the Savings Plan S-8, the "Amended Registration Statements"), and to file such Amended Registration Statements, together with any exhibits thereto and other documents required in connection therewith, with the Securities and Exchange Commission and any other appropriate agency pursuant to applicable laws and regulations.

         IN WITNESS WHEREOF, I have hereunto set my hand this 14th day of October, 2005.

                                           /s/ Roman A. Bninski
                                           ----------------------------------
                                           Name: Roman A. Bninski
                                           Director, Century Aluminum Company

                                POWER OF ATTORNEY

         I hereby constitute and appoint Gerald J. Kitchen and Peter C. McGuire, and each of them separately, as my true and lawful attorneys-in-fact and agents, with full power of substitution, for me and in my name, in any and all capacities, to sign on my behalf an amendment to each of the following Registration Statements: (i) Form S-8 for the Century Aluminum Company Amended and Restated 1996 Stock Incentive Plan, SEC File No. 333-15689 (the "Incentive Plan S-8"); (ii) Form S-8 for the Century Aluminum of West Virginia, Inc./United Steelworkers of America Savings Plan (formerly, the Ravenswood Aluminum Corporation/United Steelworkers of America Savings Plan), SEC File No. 333-28827 (the "Savings Plan S-8"); and (iii) Form S-8 for the Century Aluminum 401(k) Plan (formerly, the Ravenswood Aluminum Corporation Salaried Employee Defined Contribution Retirement Plan), SEC File No. 333-07239 (the "401(k) Plan S-8" together with the Incentive Plan S-8 and the Savings Plan S-8, the "Amended Registration Statements"), and to file such Amended Registration Statements, together with any exhibits thereto and other documents required in connection therewith, with the Securities and Exchange Commission and any other appropriate agency pursuant to applicable laws and regulations.

         IN WITNESS WHEREOF, I have hereunto set my hand this 14th day of October, 2005.

                                           /s/ Robert E. Fishman
                                           ----------------------------------
                                           Name: Robert E. Fishman
                                           Director, Century Aluminum Company

                                POWER OF ATTORNEY

         I hereby constitute and appoint Gerald J. Kitchen and Peter C. McGuire, and each of them separately, as my true and lawful attorneys-in-fact and agents, with full power of substitution, for me and in my name, in any and all capacities, to sign on my behalf an amendment to each of the following Registration Statements: (i) Form S-8 for the Century Aluminum Company Amended and Restated 1996 Stock Incentive Plan, SEC File No. 333-15689 (the "Incentive Plan S-8"); (ii) Form S-8 for the Century Aluminum of West Virginia, Inc./United Steelworkers of America Savings Plan (formerly, the Ravenswood Aluminum Corporation/United Steelworkers of America Savings Plan), SEC File No. 333-28827 (the "Savings Plan S-8"); and (iii) Form S-8 for the Century Aluminum 401(k) Plan (formerly, the Ravenswood Aluminum Corporation Salaried Employee Defined Contribution Retirement Plan), SEC File No. 333-07239 (the "401(k) Plan S-8" together with the Incentive Plan S-8 and the Savings Plan S-8, the "Amended Registration Statements"), and to file such Amended Registration Statements, together with any exhibits thereto and other documents required in connection therewith, with the Securities and Exchange Commission and any other appropriate agency pursuant to applicable laws and regulations.

         IN WITNESS WHEREOF, I have hereunto set my hand this 14th day of October, 2005.

                                           /s/ John C. Fontaine
                                           ----------------------------------
                                           Name: John C. Fontaine
                                           Director, Century Aluminum Company

                                POWER OF ATTORNEY

         I hereby constitute and appoint Gerald J. Kitchen and Peter C. McGuire, and each of them separately, as my true and lawful attorneys-in-fact and agents, with full power of substitution, for me and in my name, in any and all capacities, to sign on my behalf an amendment to each of the following Registration Statements: (i) Form S-8 for the Century Aluminum Company Amended and Restated 1996 Stock Incentive Plan, SEC File No. 333-15689 (the "Incentive Plan S-8"); (ii) Form S-8 for the Century Aluminum of West Virginia, Inc./United Steelworkers of America Savings Plan (formerly, the Ravenswood Aluminum Corporation/United Steelworkers of America Savings Plan), SEC File No. 333-28827 (the "Savings Plan S-8"); and (iii) Form S-8 for the Century Aluminum 401(k) Plan (formerly, the Ravenswood Aluminum Corporation Salaried Employee Defined Contribution Retirement Plan), SEC File No. 333-07239 (the "401(k) Plan S-8" together with the Incentive Plan S-8 and the Savings Plan S-8, the "Amended Registration Statements"), and to file such Amended Registration Statements, together with any exhibits thereto and other documents required in connection therewith, with the Securities and Exchange Commission and any other appropriate agency pursuant to applicable laws and regulations.

         IN WITNESS WHEREOF, I have hereunto set my hand this 14th day of October, 2005.

                                           /s/ John P. O'Brien
                                           ----------------------------------
                                           Name: John P. O'Brien
                                           Director, Century Aluminum Company

                                POWER OF ATTORNEY

         I hereby constitute and appoint Gerald J. Kitchen and Peter C. McGuire, and each of them separately, as my true and lawful attorneys-in-fact and agents, with full power of substitution, for me and in my name, in any and all capacities, to sign on my behalf an amendment to each of the following Registration Statements: (i) Form S-8 for the Century Aluminum Company Amended and Restated 1996 Stock Incentive Plan, SEC File No. 333-15689 (the "Incentive Plan S-8"); (ii) Form S-8 for the Century Aluminum of West Virginia, Inc./United Steelworkers of America Savings Plan (formerly, the Ravenswood Aluminum Corporation/United Steelworkers of America Savings Plan), SEC File No. 333-28827 (the "Savings Plan S-8"); and (iii) Form S-8 for the Century Aluminum 401(k) Plan (formerly, the Ravenswood Aluminum Corporation Salaried Employee Defined Contribution Retirement Plan), SEC File No. 333-07239 (the "401(k) Plan S-8" together with the Incentive Plan S-8 and the Savings Plan S-8, the "Amended Registration Statements"), and to file such Amended Registration Statements, together with any exhibits thereto and other documents required in connection therewith, with the Securities and Exchange Commission and any other appropriate agency pursuant to applicable laws and regulations.

         IN WITNESS WHEREOF, I have hereunto set my hand this 14th day of October, 2005.

                                           /s/ Stuart M. Schreiber
                                           ----------------------------------
                                           Name: Stuart M. Schreiber
                                           Director, Century Aluminum Company

                                POWER OF ATTORNEY

         I hereby constitute and appoint Gerald J. Kitchen and Peter C. McGuire, and each of them separately, as my true and lawful attorneys-in-fact and agents, with full power of substitution, for me and in my name, in any and all capacities, to sign on my behalf an amendment to each of the following Registration Statements: (i) Form S-8 for the Century Aluminum Company Amended and Restated 1996 Stock Incentive Plan, SEC File No. 333-15689 (the "Incentive Plan S-8"); (ii) Form S-8 for the Century Aluminum of West Virginia, Inc./United Steelworkers of America Savings Plan (formerly, the Ravenswood Aluminum Corporation/United Steelworkers of America Savings Plan), SEC File No. 333-28827 (the "Savings Plan S-8"); and (iii) Form S-8 for the Century Aluminum 401(k) Plan (formerly, the Ravenswood Aluminum Corporation Salaried Employee Defined Contribution Retirement Plan), SEC File No. 333-07239 (the "401(k) Plan S-8" together with the Incentive Plan S-8 and the Savings Plan S-8, the "Amended Registration Statements"), and to file such Amended Registration Statements, together with any exhibits thereto and other documents required in connection therewith, with the Securities and Exchange Commission and any other appropriate agency pursuant to applicable laws and regulations.

         IN WITNESS WHEREOF, I have hereunto set my hand this 13th day of October, 2005.

                                           /s/ Jack E. Thompson
                                           ----------------------------------
                                           Name: Jack E. Thompson
                                           Director, Century Aluminum Company

                                POWER OF ATTORNEY

         I hereby constitute and appoint Gerald J. Kitchen and Peter C. McGuire, and each of them separately, as my true and lawful attorneys-in-fact and agents, with full power of substitution, for me and in my name, in any and all capacities, to sign on my behalf an amendment to each of the following Registration Statements: (i) Form S-8 for the Century Aluminum Company Amended and Restated 1996 Stock Incentive Plan, SEC File No. 333-15689 (the "Incentive Plan S-8"); (ii) Form S-8 for the Century Aluminum of West Virginia, Inc./United Steelworkers of America Savings Plan (formerly, the Ravenswood Aluminum Corporation/United Steelworkers of America Savings Plan), SEC File No. 333-28827 (the "Savings Plan S-8"); and (iii) Form S-8 for the Century Aluminum 401(k) Plan (formerly, the Ravenswood Aluminum Corporation Salaried Employee Defined Contribution Retirement Plan), SEC File No. 333-07239 (the "401(k) Plan S-8" together with the Incentive Plan S-8 and the Savings Plan S-8, the "Amended Registration Statements"), and to file such Amended Registration Statements, together with any exhibits thereto and other documents required in connection therewith, with the Securities and Exchange Commission and any other appropriate agency pursuant to applicable laws and regulations.

         IN WITNESS WHEREOF, I have hereunto set my hand this 13th day of October, 2005.

                                           /s/ Willy R. Strothotte
                                           ----------------------------------
                                           Name: Willy R. Strothotte
                                           Director, Century Aluminum Company